Exhibit 99.1
Forge Global Holdings, Inc. Reports Third Quarter 2022 Results
•Total Revenue Less Transaction Based Expenses Was $15.8 million in 3Q22
•Trading Volume Was $226.2 million in 3Q22
•Net Take Rate Was 3.6% in 3Q22
•Forge Trust Custodial Cash Was $685 million in 3Q22
•Forge Expanded Global Private Market Platform into Europe with Strategic Partner Deutsche Börse

SAN FRANCISCO – November 9, 2022 – Forge Global Holdings, Inc. (“Forge,” or the “Company”) (NYSE: FRGE), a leading private securities marketplace, today announced its financial results for the quarter ended September 30, 2022.

“As macroeconomic headwinds persist, we’ve kept our focus on building for the future,” said Kelly Rodriques, CEO of Forge. “We made progress in Q3 toward our goal of building a global business at the center of the private market ecosystem – debuting our first lending product to unlock new sell-side inventory and for the first time offering custody services of private shares for our trading clients to drive efficiency across the trading process and accelerate the network effects of our unique model. We also increased the value we deliver to customers through our data products with new features and upgrades and began acquiring third-party trading data that will broaden the private market data our customers can access; and finally, we announced our expansion into Europe with Forge Europe.”
Financial Highlights for the Third Quarter of 2022
Given the unique economic environment, Forge believes that quarter-over-quarter comparisons are more indicative of the current state of the business and has provided both quarter-over-quarter and year-ago quarter comparisons.

Revenue: Total revenue less transaction-based expenses was $15.8 million compared to $16.5 million in the quarter ended June 30, 2022, and $27.1 million in the quarter ended September 30, 2021.

Operating Income: Total operating loss was $42.4 million, compared to total operating loss of $26.0 million in the quarter ended June 30, 2022, and total operating loss of $5.7 million in the quarter ended September 30, 2021.

Net Loss: Net loss of $16.2 million, compared to net loss of $5.1 million in the quarter ended June 30, 2022, and net loss of $5.1 million in the quarter ended September 30, 2021.

Adjusted EBITDA: Total Adjusted EBITDA was a loss of $13.3 million, compared to total Adjusted EBITDA loss of $12.3 million in the quarter ended June 30, 2022, and total Adjusted EBITDA loss of $1.3 million in the quarter ended September 30, 2021.

Cash Flow from Operating Activities: Net cash used in operating activities was $11.4 million, compared to $18.2 million in the quarter ended June 30, 2022, and $5.1 million in the quarter ended September 30, 2021.
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Cash Flow from Financing Activities: Net cash provided by financing activities was $10.6 million, compared to $22.6 million in the quarter ended June 30, 2022, and $0.7 million in the quarter ended September 30, 2021.

Ending Cash Balance: Cash and cash equivalents as of September 30, 2022 was $202.6 million.

Share Count: Basic weighted-average number of shares used to compute net loss per share attributable to common stockholders for the quarter ended September 30, 2022, was 170 million shares and fully diluted outstanding share count as of September 30, 2022 was 184 million shares.

We estimate for the quarter ended December 31, 2022 that Forge will have 171 million weighted average basic shares outstanding, which will be used to calculate earnings per share in a loss position.

Fully diluted outstanding share count includes all common shares outstanding plus shares that would be issued in respect to outstanding options and warrants, net of shares to be withheld in respect of exercise price of the respective instruments. Instruments that are out of the money are excluded from the fully diluted outstanding share count.

KPIs:
•Trading Volume was $226.2 million in the quarter, down 32% quarter-over-quarter, and down 66% year-over-year.
•Net Take Rate for the quarter was 3.6%, up 13% quarter-over-quarter, and up 9% year-over-year.

•Total Placement Fee revenues totaled $8.2 million, down 25% quarter-over-quarter, and down 64% year-over-year.

•Total Custodial Accounts increased from 1.74 million to 1.81 million, up 4% quarter-over-quarter, and down 9% year-over-year.

•Total Assets Under Custody decreased from $15.3 billion to $15.0 billion, down 2% quarter-over-quarter, and up 3% year-over-year.
Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.
Recent Business Highlights:

•In September, Forge announced the introduction of Forge Europe in partnership with Deutsche Börse, with an anticipated market launch in mid-2023, subject to obtaining the requisite regulatory approvals. Forge Europe will establish a digital marketplace for private European companies and investors that also ties seamlessly into Forge’s U.S. liquidity network.

•Forge Intelligence introduced a new comparison feature, which now enables investors to easily compare similar private companies through metrics such as trade frequency and price change since last funding round.

•In October, Forge launched the pilot of our first lending product, which offers stock option exercise bridge loans (OBLs). This product enables employees to borrow funds to exercise their vested options and then sell their shares on the Forge platform.

•Forge began, for the first time, providing custodial services for trading customers, making trading more efficient and allowing us to continue offering more value to our customers.
Additional Business Metrics:

•Forge Trust Custodial Cash: In the quarter ended September 30, 2022, Forge Trust Custodial Cash totaled $685 million, up 10% year-over-year from $620 million.

•Total Number of Companies with Indications of Interest (IOIs): In the quarter ended September 30, 2022, the total number of companies with IOIs were 478, up 15% year-over-year.
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•Headcount: Forge finished out the quarter ended September 30, 2022 with a total headcount of 357, an increase of 28% year-over-year.
Webcast/Conference Call Details

Forge will host a webcast conference call today, November 9th, 2022, at 5:00 p.m. Eastern Time/2:00 p.m Pacific Time to discuss these financial results and business highlights. The listen-only webcast is available at https://ir.forgeglobal.com. Investors and participants can access the conference call over the phone by dialing 1 (888) 440-4165 from the United States, or +1 (646) 960-0858 internationally. The conference ID is 5410143.
Following the conference call, an on-demand replay of the webcast will be made available on the Investor Relations page of the Company’s website at https://ir.forgeglobal.com.
Use of Non-GAAP Financial Information
In addition to our financial results determined in accordance with generally accepted accounting principles in the United States of America ("GAAP"), we present Adjusted EBITDA, a non-GAAP financial measure. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding specific financial items that have less bearing on our core operating performance. We consider Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis.
However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. A reconciliation is provided below for Adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net loss, and not to rely on any single financial measure to evaluate our business.
We defined Adjusted EBITDA as net loss, adjusted to exclude: (i) interest expense, net, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, (iv) share-based compensation expense, (v) change in fair value of warrant liabilities, (vi) acquisition-related transaction costs, and (vii) other significant gains, losses, and expenses (such as impairments, transaction bonus) that we believe are not indicative of our ongoing results.
Forward-Looking Statements
This press release contains “forward-looking statements, ”which generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate or relate to future events or trends or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Forge’s beliefs regarding its financial position and operating performance, the benefits of Forge’s business combination with Motive Capital Corp, and future opportunities for Forge to expand its business. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Forge and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in Forge’s documents filed, or to be filed, with the SEC, including in its Quarterly Report on Form 10-Q that will be filed on or around November 10, 2022. There may be additional risks that Forge presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Forge’s expectations, plans or forecasts of future events and views as of the date of this press release. Forge anticipates that subsequent events and developments will cause its assessments to change. However, while Forge may elect to update these forward-looking statements at some point in the future, Forge specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forge’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
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About Forge
Forge is a leading provider of marketplace infrastructure, data services and technology solutions for private market participants. By combining world-class trading technology and operating expertise, Forge Markets enables private company shareholders to trade private company shares with accredited investors. Forge Company Solutions, Forge Data and Forge Trust along with Forge Markets help provide additional transparency, access and solutions that companies as well as institutional and accredited investors need to confidently navigate and efficiently transact in the private markets. Securities-related services are offered through Forge Securities LLC (“Forge Securities”), a wholly-owned subsidiary of Forge. Forge Securities is a registered broker-dealer that operates an alternative trading system and is a Member of FINRA/SIPC.
Contacts
Investor Relations Contact:
Dominic Paschel
ir@forgeglobal.com
Media Contact:
Lindsay Riddell
press@forgeglobal.com

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FORGE GLOBAL HOLDINGS, INC.
Unaudited Condensed Consolidated Balance Sheets
(In thousands of U.S. dollars, except share and per share data)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$202,603	$74,781
Restricted cash	1,823	1,623
Accounts receivable, net	3,045	5,380
Payment-dependent notes receivable, current	2	1,153
Prepaid expenses and other current assets	9,525	5,148
Total current assets	$216,998	$88,085
Property and equipment, net	272	497
Internal-use software, net	6,723	2,691
Goodwill and other intangible assets, net	134,891	137,774
Operating lease right-of-use assets	3,794	7,881
Payment-dependent notes receivable, noncurrent	6,508	13,453
Other assets, noncurrent	1,676	7,514
Total assets	$370,862	$257,895
Liabilities, convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$2,020	$1,920
Accrued compensation and benefits	10,213	21,240
Accrued expenses and other current liabilities	7,710	8,343
Operating lease liabilities, current	3,819	5,367
Payment-dependent notes payable, current	2	1,153
Total current liabilities	$23,764	$38,023
Operating lease liabilities, noncurrent	1,785	5,159
Payment-dependent notes payable, noncurrent	6,508	13,453
Warrant liabilities	632	7,844
Other liabilities, noncurrent	364	—
Total liabilities	$33,053	$64,479
Commitments and contingencies (Note 8)
Convertible preferred stock, net of issuance costs, $0.00001 par value; nil and 86,815,192 shares authorized as of September 30, 2022 and December 31, 2021, respectively; nil and 73,914,149 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively; aggregate liquidation preference of $0 and $271,845 as of September 30, 2022 and December 31, 2021, respectively	—	246,056
Stockholders’ equity (deficit):
Common stock, $0.0001 par value; 172,442,676 and 63,090,701 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	18	—
Additional paid-in capital	496,592	25,919
Accumulated other comprehensive loss	(95)	—
Accumulated deficit	(164,300)	(78,559)
Total Forge Global Holdings, Inc. stockholders’ equity (deficit)	$332,215	$(52,640)
Noncontrolling Interest	5,594	—
Total stockholders’ equity (deficit)	$337,809	$(52,640)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$370,862	$257,895
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FORGE GLOBAL HOLDINGS, INC.
Unaudited Condensed Consolidated Statements of Operations
(In thousands of U.S. dollars, except share and per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues:
Placement fees	$8,227	$10,951	$22,940	$33,763	$83,394
Custodial administration fees	7,673	5,689	4,718	18,799	14,992
Total revenues	$15,900	$16,640	$27,658	$52,562	$98,386
Transaction-based expenses:
Transaction-based expenses	(86)	(178)	(582)	(397)	(3,174)
Total revenues, less transaction-based expenses	$15,814	$16,462	$27,076	$52,165	$95,212
Operating expenses:
Compensation and benefits	44,040	27,384	22,880	115,064	70,737
Professional services	3,799	3,853	2,987	11,169	9,791
Acquisition-related transaction costs	821	692	71	5,219	163
Advertising and market development	928	1,441	1,134	3,873	2,979
Rent and occupancy	1,097	1,140	914	3,803	2,711
Technology and communications	3,536	2,809	2,259	8,368	5,839
General and administrative	2,601	3,170	1,139	7,373	3,127
Depreciation and amortization	1,428	2,021	1,385	4,531	4,137
Total operating expenses	$58,250	$42,510	$32,769	$159,400	$99,484
Operating loss	$(42,436)	$(26,048)	$(5,693)	$(107,235)	$(4,272)
Interest and other income (expenses):
Interest income (expenses), net	874	266	11	1,161	(2,323)
Change in fair value of warrant liabilities	25,210	20,558	737	19,808	(5,575)
Other income, net	202	140	74	731	230
Total interest income (expenses) and other income (expenses)	$26,286	$20,964	$822	$21,700	$(7,668)
Loss before provision for income taxes	$(16,150)	$(5,084)	$(4,871)	$(85,535)	$(11,940)
Provision for income taxes	48	35	203	206	199
Net loss including noncontrolling interest	$(16,198)	$(5,119)	$(5,074)	$(85,741)	$(12,139)
Net loss attributable to Forge Global Holdings, Inc.	$(16,198)	$(5,119)	$(5,074)	$(85,741)	$(12,139)
Net loss per share attributable to Forge Global Holdings, Inc. common stockholders:
Basic	$(0.10)	$(0.03)	$(0.10)	$(0.64)	$(0.22)
Diluted	$(0.12)	$(0.20)	$(0.10)	$(0.66)	$(0.22)
Weighted-average shares used in computing net loss per share attributable to Forge Global Holdings, Inc. common stockholders:
Basic	169,838,778	167,052,900	51,450,791	134,683,950	55,147,414
Diluted	170,209,256	173,578,093	51,450,791	135,960,612	55,147,414
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FORGE GLOBAL HOLDINGS, INC.
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands of U.S. dollars)

	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net loss including noncontrolling interest	$(16,198)	$(5,119)	$(5,074)	$(85,741)	$(12,139)
Adjustments to reconcile net loss including noncontrolling interest to net cash (used in) provided by operations:
Share-based compensation	26,712	10,740	2,824	45,974	9,975
Depreciation and amortization	1,428	2,021	1,385	4,531	4,137
Transaction expenses related to the Merger	—	—	—	3,132	—
Amortization of right-of-use assets	858	905	675	2,819	1,992
Loss on impairment of long lived assets	—	181	—	446	—
Bad debt reserve	25	(33)	(214)	294	—
Change in fair value of warrant liabilities	(25,210)	(20,558)	(737)	(19,808)	5,575
Settlement of related party promissory notes (Note 3)	—	—	—	5,517	—
Other	—	—	160	—	285
Changes in operating assets and liabilities:
Accounts receivable	(1,586)	1,611	(28)	2,042	1,560
Prepaid expenses and other assets	2,678	(6,025)	291	(4,265)	469
Accounts payable	(1,886)	982	446	(43)	333
Accrued expenses and other liabilities	1,584	(441)	(4,929)	402	(2,092)
Accrued compensation and benefits	1,558	(1,070)	1,011	(11,118)	5,388
Operating lease liabilities	(1,361)	(1,379)	(891)	(3,942)	(2,626)
Net cash (used in) provided by operating activities	$(11,398)	$(18,185)	$(5,081)	$(59,760)	$12,857
Cash flows from investing activities:
Purchases of property and equipment	(10)	(95)	—	(116)	—
Purchases of intangible assets	(29)	(97)	(2,202)	(126)	(2,202)
Capitalized internal-use software development costs	(1,358)	(1,551)	(247)	(4,590)	(653)
Net cash used in investing activities	$(1,397)	$(1,743)	$(2,449)	$(4,832)	$(2,855)
Cash flows from financing activities:
Proceeds from the Merger	—	—	—	7,865	—
Proceeds from PIPE investment and A&R FPA investors	—	500	—	208,500	—
Payments for offering costs	—	(473)	(1,010)	(56,852)	(1,750)
Proceeds from exercise of Public Warrants	804	22,136	—	22,940	—
Formation of Forge Europe	9,488			9,488
Proceeds from exercise of options, including proceeds from repayment of promissory notes	492	400	346	997	1,460
Payments for redemption of Public Warrants	(165)		(47,735)	(165)	—
Proceeds from issuance of Series B-1 convertible preferred stock, net of issuance costs	—	—	46,095	—	47,735
Proceeds from issuance of Series B-2 convertible preferred stock, net of issuance costs	—	—	1,640	—	1,640
Repayment of notes payable	—	—	—	—	(19,437)
Payments to repurchase early exercised stock options	—	—	(7)	—	(10)
Net cash (used in) provided by financing activities	$10,619	$22,563	$(671)	$192,773	$29,638
Effect of changes in currency exchange rates on cash and cash equivalents	(159)	—	—	(159)	—
Net (decrease) increase in cash and cash equivalents	(2,335)	2,635	(8,201)	128,022	39,640
Cash, cash equivalents and restricted cash, beginning of the period	206,761	204,126	90,019	76,404	42,178
Cash, cash equivalents and restricted cash, end of the period	$204,426	$206,761	$81,818	$204,426	$81,818

Reconciliation of cash, cash equivalents and restricted cash to the amounts reported within the unaudited condensed consolidated balance sheets
Cash and cash equivalents	$202,603	$204,942	$80,450	$202,603	$80,450
Restricted cash	1,823	1,819	1,368	1,823	1,368
Total cash, cash equivalents and restricted cash, end of the period	$204,426	$206,761	$81,818	$204,426	$81,818
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FORGE GLOBAL HOLDINGS, INC.
Reconciliation of GAAP to Non-GAAP Results
(In thousands of U.S. dollars)

	Three Months Ended			Nine Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net loss including noncontrolling interest	$(16,198)	$(5,119)	$(5,074)	$(85,741)	$(12,139)
Add:
Interest (income) expense, net	(874)	(266)	(11)	(1,161)	2,323
Provision for (benefit from) income taxes	48	35	203	206	199
Depreciation and amortization	1,428	2,021	1,385	4,531	4,137
Loss on impairment of long lived assets	—	181	—	446	—
Share-based compensation expense	26,712	10,740	2,824	45,974	9,975
Change in fair value of warrant liabilities	(25,210)	(20,558)	(737)	(19,808)	5,575
Acquisition-related transaction costs(1)	821	692	71	5,219	163
Transaction bonus (2)	—	—	—	17,735	—
Adjusted EBITDA	$(13,273)	$(12,274)	$(1,339)	$(32,599)	$10,233
(1)Acquisition-related transaction costs represent charges involved in the merger between Forge Global, Inc. and Motive Capital Corp as further described in our Form 10-Q for the three months ended March 31, 2022 (the “Merger”), other business combinations, and strategic opportunities. These expenses include legal, accounting, and investment banking advisory services.
(2)Represents a one-time transaction bonus to certain executives as a result of consummation of the Merger.

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FORGE GLOBAL HOLDINGS, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY OPERATING METRICS
(In thousands of U.S. dollars)
Key Business Metrics
We monitor the following key business metrics to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. The tables below reflect period-over-period changes in our key business metrics, along with the percentage change between such periods. The results of our trading business (Forge Markets) and our custody business (Forge Custody) are presented for the interim periods below. We believe the following business metrics are useful in evaluating our business:

	Three Months Ended
Dollars in thousands	September 30, 2022	June 30, 2022	Change	% Change
TRADING BUSINESS
Trades	426	630	(204)	(32)%
Volume	$226,229	$331,794	$(105,565)	(32)%
Net Take Rate	3.6%	3.2%	0.4%	13%
Placement fee revenues, less transaction-based expenses	$8,141	$10,773	$(2,632)	(24)%

	Three Months Ended
Dollars in thousands	September 30, 2022	September 30, 2021	Change	% Change
TRADING BUSINESS
Trades	426	1,022	(596)	(58)%
Volume	$226,229	$674,273	$(448,044)	(66)%
Net Take Rate	3.6%	3.3%	0.3%	9%
Placement fee revenues, less transaction-based expenses	$8,141	$22,358	$(14,217)	(64)%

•Trades are defined as the total number of orders executed by the Company and acquired entities buying and selling private stocks on behalf of private investors and shareholders. Increasing the number of orders is critical to increasing our revenue and, in turn, to achieving profitability.
•Volume is defined as the total sales value for all securities traded through our Forge Markets platform. Volume is defined as the aggregate value of the issuer company’s equity attributed to both the buyer and seller in a trade; the Company typically captures a commission on both sides, and as such a $100 trade of equity between buyer and seller would be captured as $200 volume for the Company. Volume is influenced by, among other things, the pricing and quality of our services as well as market conditions that affect private company valuations, such as increases in valuations of comparable companies at initial public offering.
•Net Take Rates are defined as our placement fee revenues, less transaction-based expenses (defined below), divided by Volume. These represent the percentage of fees earned by our marketplace on any transactions executed, which is a determining factor in our revenue. The Net Take Rate can vary based upon the service or product offering and is also affected by the average order size and transaction frequency.

	As of
Dollars in thousands	September 30, 2022	June 30, 2022	Change	% Change
CUSTODY BUSINESS
Total Custodial Accounts	1,811,774	1,739,838	71,936	4%
Assets Under Custody	$14,967,314	$15,274,252	$(306,938)	(2)%
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	As of
Dollars in thousands	September 30, 2022	September 30, 2021	Change	% Change
CUSTODY BUSINESS
Total Custodial Accounts	1,811,774	1,985,235	(173,461)	(9)%
Assets Under Custody	$14,967,314	$14,476,674	$490,640	3%

•Total Custodial Accounts, previously called Billable Core and Platform Accounts, are defined as our direct customers’ existing or new custodial accounts that are funded, or unfunded accounts that are in the process of funding with active transfer activity on the account. These relate to our Custodial Administration fees revenue stream and are an important measure of our business as the number of Total Custodial Accounts is an indicator of our future revenues from certain account maintenance, transaction, and sub-account fees.
•Assets Under Custody is the reported value of all client holdings held under our agreements, including cash submitted to us by the responsible party. These assets can be held at various financial institutions, issuers, and in our vault. As the custodian of the accounts, we collect all interest and dividends, handle all fees and transactions and any other considerations for the assets concerned. Our fees are earned from the overall maintenance activities of all assets and are not charged on the basis of the dollar value of Assets Under Custody, but we believe that Assets Under Custody is a useful metric for assessing the relative size and scope of our business.
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